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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of earliest event reported): SEPTEMBER 4, 2001



                          TESORO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)



               DELAWARE                              1-3473                          95-0862768
     (State or other jurisdiction           (Commission File Number)      (IRS Employer Identification No.)
           of incorporation)



                        300 CONCORD PLAZA DRIVE                                      78216-6999
                          SAN ANTONIO, TEXAS                                         (Zip Code)
               (Address of principal executive offices)




       Registrant's telephone number, including area code: (210) 828-8484

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ITEM 5.  OTHER EVENTS

         In connection with the Company's pending acquisition of BP Corporation North America Inc.'s Salt Lake City, Utah and Mandan, North Dakota refineries and related distribution and marketing assets, the Company is removing the indicator margin from its website. The indicator margin, as it was being calculated, would not provide an indication of market conditions that impact the Company's current refining system, after giving effect to the acquisitions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  99.1     Presentation Data.

                  99.2     Presentation Script.

ITEM 9. REGULATION FD DISCLOSURE.

         Tesoro is furnishing herewith certain data being presented by certain of its executive officers at the Lehman Brothers 15th Annual CEO Energy conference in New York, New York at approximately 2:40 p.m. Eastern Time on September 4, 2001. Similar data is also being presented by certain executive officers of Tesoro at the Friedman Billings Ramsey 8th Annual Investor Conference via simultaneous webcast commencing at 2:00 p.m. Eastern Time on September 6, 2001. This data is filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

         The information presented may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based.

         Numerous important factors, including those factors identified as Risk Factors and Investment Considerations in Tesoro's Annual Report on Form 10-K filed with the Securities Exchange Commission, and the fact that the assumptions set forth in the presentation data and script could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    September 4, 2001


                                     TESORO PETROLEUM CORPORATION




                                     By:          /s/ James C. Reed, Jr.
                                        ----------------------------------------
                                                      James C. Reed, Jr.
                                                   Executive Vice President,
                                                 General Counsel and Secretary




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                                INDEX TO EXHIBITS


EXHIBIT NUMBER                         DESCRIPTION

    99.1                            Presentation Data

    99.2                            Presentation Script.




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